UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 12, 2013

IGEN NETORKS CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	333-141875	20-5879021
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

119 North Henry St., Alexandria, VA		22314
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 888-244-3650

1100 H Street NW, Suite 920, Washington, DC
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Purpose of Amendment

This Amendment No 1 to the Current Report on Form 8K, originally filed March 19, 2013, is being filed solely to correct the disclosure in Item 3.02 regarding the date of the transaction.  The transaction date has been corrected to report the transaction as of March 12, 2013.

Section 3 – Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities

On March 12, 2013, the Company acquired 2,078,080 shares of Gogiro Internet Group, Inc. through the issuance of 1,731,733 restricted common shares of iGen. Neil Chan exchanged 2,000,000 of the Gogiro shares for 1,666,667 shares of the Company.  Neil Chan is CEO and director of both iGen and Gogiro.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IGEN NETWORKS CORPORATION

Richard Freeman
Chief Operating Officer

Date: April 16, 2013